Consolidated Statements of Comprehensive Loss - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
EXPENSES
General and administrative expenses	$ (2,375)	$ (2,021)	$ (1,789)
Property investigation and port development		(15)	(164)
Amortization	(25)	(42)	(73)
Share-based payments	(504)	(309)	(258)
Total expenses	(2,904)	(2,387)	(2,284)
OTHER ITEMS
Interest income	32	28	37
Finance fee		(95)
Interest on capital contribution loan		(265)
Foreign exchange loss	(7)	(158)	(142)
Other income (expense), net	25	(490)	(105)
TOTAL COMPREHENSIVE LOSS FOR THE YEAR	$ (2,879)	$ (2,877)	$ (2,389)
Basic and diluted weighted average number of common shares outstanding	465,929,638	269,778,932	188,384,506
Basic and diluted loss per share	$ (0.01)	$ (0.01)	$ (0.01)